Asset Retirement Obligation	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Asset Retirement Obligation Disclosure [Abstract]
Asset Retirement Obligation	Asset Retirement Obligation ("ARO")During the three months ended March 31, 2021 and 2020, the Company incurred $0.1 million of Accretion related to the ARO. Additionally, as of March 31, 2021 and December 31, 2020, the Company's ARO liability base was $4.9 million and $4.8 million, respectively. The Company did not incur any reclamation expenditures during the three months ended March 31, 2021 and 2020. As of March 31, 2021, the Company estimates that no significant reclamation expenditures associated with the ARO will be made until 2047 and that reclamation work will be completed by the end of 2065. During the three months ended March 31, 2021, there were no events or changes to the Company's regulatory environment that would require a change to the Company's ARO. As a result, the Company did not record any adjustments to the ARO due to changes in estimates.	Asset Retirement Obligation
The following table summarizes changes in the Company’s ARO (in thousands):

	2020	2019
Balance at January 1,	$4,374	$5,832
Accretion expense	374	422
Changes in estimates	37	(1,880)
Balance at December 31,	$4,785	$4,374
The Company did not incur any reclamation expenditures during the years ended December 31, 2020 and 2019. For the year ended December 31, 2020, the changes in estimates were due to construction of the new leach pad along with increases in equipment and labor costs. Changes in estimates during the year ended December 31, 2019 were driven by increased equipment and diesel costs but were more than offset by an increase in our credit adjusted risk-free rate, which is used to discount the future reclamation costs. As of December 31, 2020, the Company estimates that no significant reclamation expenditures associated with the ARO will be made until 2047 and that reclamation work will be completed by the end of 2065.